UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 2, 2011

VIRCO MFG. CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 Other Information.

Item  9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the voluntary request of Robert A. Virtue, President and Chief Executive Officer of Virco Mfg. Corporation (the “Company”), and Douglas A. Virtue, Executive Vice President of the Company, the Company agreed on September 1, 2011, to reduce Messrs. R. Virtue’s and D. Virtue’s annual base salary by $180,000 and $50,000 respectively. Accordingly, Mr. R. Virtue’s base salary will be reduced from $420,000 to $240,000 and Mr. D. Virtue base salary will be reduced from $270,000 to $220,000.

Item 8.01	Other Events.

On September 1, 2011, the Company issued a press release announcing the implementation of certain cost savings measures. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

(d) Exhibit 99.1	Press Release dated September 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: September 2, 2011	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 1, 2011.